Exhibit 99.2

GMS Quarterly Review Fiscal Q3 2017

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of March 9, 2017. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to March 9, 2017. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

Q3 2017 Highlights Above-Market Growth Attractive Capital Structure Accretive Acquisitions Continued Margin Improvement Net sales increased 33.8% to $562.5 million Base business net sales up 15.5% Wallboard unit volume grew 30.5% to 842 million square feet Net income significantly increased to $8.2 million Gross margin expanded 110 basis points to 33.0% Adjusted EBITDA grew 58.4% to $40.7 million Entered Indiana market through acquisition of Interior Products Supply Acquisitions closed since February 1, 2015 represented 59% of Q3 2017 net sales growth Significant improvement in leverage to 3.1x net debt / LTM Adjusted EBITDA Expanded ABL Credit Agreement to $345 million from $300 million Average cash interest rate of ~4.2% based on January 31st leverage 3

Multiple Levers to Drive Growth

Strong track record of executing profitable growth strategy

Organic Growth

- Continued Market Share Gains
- Greenfield Branch Openings
- Capitalize on "Other Products" Category Growth Opportunities

Strategic Acquisitions

- Strategic Acquisition Opportunities in Highly Fragmented Market
- Expanding in New and Existing Markets to Enhance Strategic Capabilities

Market Growth

- Well Diversified End Markets with Significant Room for Continued Expansion

Margin Expansion

- Operating leverage
- Operational excellence

Adjusted EBITDA (1)



CAGR: 43.7% (1)
$32
$58
$87
$114
$8
$106
$150
$12
$138
$194
$15
$180
FY-12
FY-13
FY-14
FY-15
FY-16
LTM Q3 17
% Margin (1)
3.3%
5.0%
6.4%
6.7%
7.4%
8.1%

GMS Wallboard Market Share

'10–'16 share gain: ~580 bps



8.6%
8.8%
9.4%
9.9%
11.1%
13.1%
14.3%
CY-10
CY-11
CY-12
CY-13
CY-14 (2)
CY-15 (3)
CY-16 (4)

(1) FY 2015, FY 2016 and FY17 Q3 LTM Pro Forma Adj. EBITDA includes approximately $8.1 million, $12.1 million and $14.7 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q3 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 4.75-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix.

(2) Includes the wallboard volume from entities acquired in calendar 2014 assuming that the entities were acquired on January 1, 2014.

(3) Includes the wallboard volume from entities acquired in calendar 2015 assuming that the entities were acquired on January 1, 2015.

(4) Includes the wallboard volume from entities acquired in calendar 2016 assuming that the entities were acquired on January 1, 2016

GMS GYPSUM MANAGEMENT & SUPPLY

4

Attractive Acquirer with Significant Consolidation Opportunity

Employee-centric culture and industry track record position GMS to drive additional growth through acquisitions

Acquisition Strategy

Industry Structure:

- **Large, highly fragmented industry comprised of ~400 competitors**
- Similar business operations enable efficient integration
- Limited number of scaled players

Acquisition Strategy:

- Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities
- Fit GMS culture and platform
- Deliver scale benefits
- **Attractive purchase price multiples**
- Dedicated M&A team

Pipeline:

- Significant portion of the market is comprised of local, independent competitors representing significant opportunity
- Maintain active dialogue with many potential targets at any given time

FY 2017 GMS Acquisitions

Acquisition	Quarter	Rationale
Grabber Construction Products Feb 1, 2017	FY17 Q4	One branch with LTM sales of $11.7 million Expands existing presence in Hawaii Founded in 1974
IPS Interior Products Supply Dec 5, 2016	FY17 Q3	One branch with LTM sales of $12.3 million Strategic entrance into northeastern Indiana Founded in 1984
Ryan Oct 31, 2016	FY17 Q2	Three branches with LTM Sales of $27.0 million Nice geographic fit with FY16 Q3 MI acquisition Founded in 1965 and headquartered in Southfield, MI
United Oct 3, 2016	FY17 Q2	Three branches with LTM Sales of $30.0 million Strategic entrance into south central Ohio Founded in 1996 and headquartered in Dayton, OH
Olympia Sept 1, 2016	FY17 Q2	Three branches with LTM Sales of $52.9 million Strategic entrance into south Florida Founded in 2008 and headquartered in Pompano, FL
Steven Kempf Building Materials Aug 29, 2016	FY17 Q2	One branch with LTM Sales of $46.8 million Strategic entrance into the greater Philadelphia metropolitan area Founded in 1994
Rockwise July 5, 2016	FY17 Q1	Three branches with LTM Sales of $26.7 million Expands existing operations in Arizona and Colorado
Wall & Ceiling May 2, 2016	FY17 Q1	One branch with LTM Sales of $8.5 million Serving the Seattle market for over 40 years

GMS GYPSUM MANAGEMENT & SUPPLY

5

Profitable Sales Expansion in Fiscal Q3 2017 Gross Profit ($ mm) FY Q3 2017 Gross Profit & Margin Tailored investments in Yard Support Center, IT and branch talent to support growth are paying off (5) Adj. EBITDA ($ mm) FY Q3 2017 Adjusted EBITDA (2) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix. Margin (2): 6.1% 7.2% Gross margin increased 110 basis points, primarily driven by increased product margins and, to a lesser extent, product mix Adjusted EBITDA grew 58.4% to $40.7 million reflecting stronger sales activity and higher gross margin Adjusted EBITDA margin improved over 110 basis points to 7.2% as a percentage of net sales reflecting better product margins Commentary +58.4% YOY Fiscal Q3 2017 Performance 6 $25.7 $40.7 $0 $10 $20 $30 $40 $50 Fiscal Q3 2016 Fiscal Q3 2017 ($ in millions) Fiscal Q3 YOY Base FY16 FY17 Growth Business (1) Wallboard Volume (MSF) 646 842 30.5% 15.6% Wallboard Price ($/'000 Sq. Ft.) 305 $ 303 $ (0.8%) Net Sales Wallboard 196.9 $ 255.0 $ 29.5% 13.0% Ceilings 65.4 81.8 25.1% 16.5% Steel Framing 65.9 93.5 41.8% 16.6% Other Products 92.2 132.3 43.4% 19.2% Total Net Sales 420.5 $ 562.5 $ 33.8% 15.5% Shipping Days 61 62

One-Stop-Shop Outsized Impact on Other Products Sales

GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings and steel framing, and supplies all ancillary products needed to complete the job

"One-Stop-Shop" for the Interior Contractor



Steel Framing
Fasteners
Wallboard
Joint Compound
Ceilings
Tools
Safety Products
Insulation
Interior Contractor

Represents complementary product (other products)

Fiscal Q3 2017 Other Products Net Sales



Net Sales ($ mm)
150.0
100.0
50.0
-
$92.2
$11.7
$80.5
$132.3
$36.3
$96.0
+43.4% YOY
+19.2% Base Business YOY
Fiscal Q3 2016
Fiscal Q3 2017
Base Business
Acquisitions

Other Products Sales Growth Commentary

- 19.2% organic growth in net sales of Other Products, well in excess of 15.5% overall organic growth
- Significant outperformance was driven by:
  - Strategic initiatives focused on categories such as insulation, safety equipment and other specialty products
  - Expanded 3rd party sales from the company's internal distribution operation for tools and safety products
  - Continued price optimization
  - Showroom expansions and resets

GMS GYPSUM MANAGEMENT & SUPPLY

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Strong, Improving Gross Margin Profile Gross Margin Profile Net Sales vs Gross Margin(1) Wallboard Price vs Gross Margin (1) Enhanced profitability through market leadership, purchasing opportunities and price optimization Gross margin represents the total gross margin of the entire Company. Gross margin contribution diversified across product and end markets Significant profit and operating leverage on rising sales Gross margin increase of ~380 bps since FY2013 Gross margin growth largely independent of wallboard price 8

Attractive Capital Structure

Commentary

- Leverage of 3.1x Net Debt / LTM Adj. EBITDA as of 1/31/17, continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.3x as of 4/30/16
- Substantial liquidity, with $10.6 million of cash on hand and an additional $214 million undrawn on the ABL facility as of 1/31/17
- Moody's and Standard & Poor's upgraded GMS corporate debt to B2/B+ from B3/B based on increased construction activity and improved credit metrics
- Increased First Lien Term Loan, maturing 2021, by $100 million, reduced the rate by 25bps and used the net proceeds to pay down ABL facility
- In Q3 2017, expanded ABL Credit Agreement to $345 million, reduced rate by 25bps, extended maturity to 2021
- Average cash interest rate of ~4.2% based on January 31st leverage

Leverage Summary

($ mm)	4/30/14 FYE	4/30/15 FYE	4/30/16 FYE	1/31/17 LTM
Cash and cash equivalents	$33	$12	$19	$11
Asset-Based Revolver	-	17	102	121
First Lien Term Loan	390	386	382	479
Second Lien Term Loan	160	160	160	-
Capital Lease and Other	2	10	14	13
Total Debt	**$552**	**$573**	**$658**	**$612**
PF Adj. EBITDA (1)	$87	$114	$150	$194
Total Debt / PF Adj. EBITDA	6.3x	5.0x	4.4x	3.2x
Net Debt / PF Adj. EBITDA	6.0x	4.9x	4.3x	3.1x

Net Debt / PF Adjusted EBITDA



6.0x
4.9x
4.3x
3.1x
4/30/14
4/30/15
4/30/16
LTM 1/31/17

(1) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company's debt agreements, including in connection with the Company's ability to incur additional indebtedness. PF Adjusted EBITDA for the LTM period ended 1/31/17, fiscal year ended 4/30/16 and fiscal year ended 4/30/15 include PF adjustments of $14.7 million, $12.1 million and $8.1 million, respectively. For a reconciliation of PF Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

GMS GYPSUM MANAGEMENT & SUPPLY

9

Leading Specialty Distributor Poised for Continued Growth Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 10

5 :4 2 2 / 4 1 0 /2 /6 2 / t n e m Docu d ve Unsa Appendix

Summary Quarterly Financials

(In millions, except per share data) (Unaudited)	1Q16	2Q16	3Q16	4Q16	FY16	1Q17	2Q17	3Q17
Wallboard Volume (MSF)	681	700	646	816	2,843	818	891	842
Wallboard Price ($ / '000 Sq. Ft.)	$ 310	$ 306	$ 305	$ 305	$ 306	$ 307	$ 303	$ 303
Wallboard	$ 211	$ 214	$ 197	$ 249	$ 871	$ 251	$ 270	$ 255
Ceilings	79	75	65	78	297	86	85	82
Steel framing	67	70	66	78	281	84	96	94
Other products	95	99	92	122	409	128	140	132
Net sales	452	458	420	527	1,858	550	592	563
Cost of sales	312	314	286	353	1,265	371	399	377
Gross profit	141	144	134	174	593	179	193	186
Gross margin	*31.1%*	*31.4%*	*31.9%*	*33.0%*	*31.9%*	*32.5%*	*32.6%*	*33.0%*
Operating expenses:								
Selling, general and administrative expenses	110	114	112	133	470	135	150	147
Depreciation and amortization	16	15	16	17	64	16	17	18
Total operating expenses	126	130	128	150	534	151	167	166
Operating income (loss)	15	14	6	24	59	28	26	20
Other (expense) income:								
Interest expense	(9)	(9)	(9)	(9)	(37)	(8)	(7)	(7)
Change in fair value of financial instruments	-	-	-	(0)	(0)	(0)	-	-
Write-off of discount and deferred financing costs	-	-	-	-	-	(5)	(1)	(0)
Other income, net	1	0	1	2	4	1	0	1
Total other (expense), net	(9)	(9)	(9)	(7)	(34)	(12)	(8)	(7)
Income (loss) from continuing operations, before tax	6	5	(3)	17	25	15	18	14
Income tax expense (benefit)	3	3	(1)	8	13	6	1	5
Net income (loss)	$ 3	$ 3	$ (2)	$ 9	$ 13	$ 9	$ 17	$ 8
Weighted average shares outstanding:								
Basic	32,677	32,738	32,891	32,893	32,799	38,201	40,943	40,943
Diluted	32,831	32,898	32,891	33,155	33,125	38,602	41,320	41,578
Net income (loss) per share:								
Basic	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38	$ 0.24	$ 0.42	$ 0.20
Diluted	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38	$ 0.24	$ 0.42	$ 0.20

Note: Fiscal year end April 30.

12

Quarterly Net Sales Note: Fiscal year end April 30. When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. FY16 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY17 vs. FY16 comparative period. Total business days for FY17 are 253. Includes greenfields, which we consider extensions of “base business.” FY16 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions 4Q17 63 days (-2) 1Q18 64 days (+1) 2Q18 65 days 3Q18 62 days 4Q18 63 days FY18 254 days (+1) 13 ($ in millions) 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 3Q17 (Unaudited) Base Business (1) (2) 428 $ 432 $ 379 $ 451 $ 1,642 $ 467 $ 479 $ 438 $ Acquisitions (2) 25 26 41 76 216 83 113 125 Total Net Sales 452 $ 458 $ 420 $ 527 $ 1,858 $ 550 $ 592 $ 563 $ Business Days (3) 64 64 61 65 254 63 65 62 Net Sales by Business Day 7.1 $ 7.2 $ 6.9 $ 8.1 $ 7.3 $ 8.7 $ 9.1 $ 9.1 $ Base Business Branches (4) (5) 149 151 152 153 153 153 156 156 Acquired Branches (5) 7 8 26 33 33 37 47 48 Total Branches 156 159 178 186 186 190 203 204

Quarterly Net Income to Adjusted EBITDA Adjusted EBITDA Reconciliation Commentary Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities Represents one-time costs related to the IPO and acquisitions paid to third party advisors Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Mark-to-market adjustments for certain financial instruments 14 ( $ in 000s) 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 3Q17 (Unaudited) Net Income (Loss) 3,011 $ 2,825 $ (2,212) $ 8,940 $ 12,564 $ 9,163 $ 17,224 $ 8,227 $ Add: Income Tax Expense 2,855 2,623 (819) 7,925 12,584 6,159 710 5,363 Less: Interest Income (230) (208) (247) (243) (928) (43) (35) (23) Add: Interest Expense 9,257 9,260 9,473 9,428 37,418 13,003 8,620 7,642 Add: Depreciation Expense 7,273 6,465 6,469 6,460 26,667 6,382 6,548 6,465 Add: Amortization Expense 8,792 8,797 9,540 10,419 37,548 9,413 10,820 11,851 EBITDA 30,958 $ 29,762 $ 22,204 $ 42,929 $ 125,853 $ 44,077 $ 43,887 $ 39,525 $ Adjustments Stock appreciation rights expense (benefit) (A) 594 692 337 365 1,988 (92) (144) (498) Redeemable noncontrolling interests (B) 554 451 167 (292) 880 292 2,531 256 Equity-based compensation (C) 498 863 728 610 2,699 673 686 622 Severance and other permitted costs (D) 557 824 52 (1,054) 379 140 118 57 Transaction costs (acquisition and other) (E) 415 1,340 1,057 939 3,751 654 1,827 566 Loss (gain) on disposal of assets (25) 305 (205) (720) (645) (198) 68 (114) AEA management fee (F) 562 563 562 563 2,250 188 - - Effects of fair value adjustments to inventory (G) - - 786 223 1,009 164 457 155 Interest rate swap / cap mark-to-market (H) - - - 19 19 43 89 109 Total Add-Backs 3,155 $ 5,038 $ 3,484 $ 653 $ 12,330 $ 1,864 $ 5,632 $ 1,153 $ Adjusted EBITDA 34,113 $ 34,800 $ 25,688 $ 43,582 $ 138,183 $ 45,941 $ 49,519 $ 40,678 $

LTM Net Income to Pro Forma Adjusted EBITDA Pro Forma Adjusted EBITDA Reconciliation Commentary Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities Represents one-time costs related to the IPO and acquisitions paid to third party advisors Represents management fees paid to AEA, which were discontinued after the IPO Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Mark-to-market adjustments for certain financial instruments Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition 15 ( $ in 000s) 3Q17 LTM (Unaudited) Net Income (Loss) 43,554 $ Add: Income Tax Expense 20,157 Less: Interest Income (344) Add: Interest Expense 38,693 Add: Depreciation Expense 25,855 Add: Amortization Expense 42,503 EBITDA 170,418 $ Adjustments Stock appreciation rights expense (benefit) (A) (369) Redeemable noncontrolling interests (B) 2,787 Equity-based compensation (C) 2,591 Severance and other permitted costs (D) (739) Transaction costs (acquisition and other) (E) 3,986 (Gain) on disposal of assets (964) AEA management fee (F) 751 Effects of fair value adjustments to inventory (G) 999 Interest rate swap / cap mark-to-market (H) 260 Total Add-Backs 9,302 $ Adjusted EBITDA 179,720 $ Contributions from acquisitions (I) 14,700 Pro-forma Adjusted EBITDA 194,420 $

Quarterly Cash Flows

($ in millions) (Unaudited)	Historical							
	1Q16	2Q16	3Q16	4Q16	FY16	1Q17	2Q17	3Q17
Net income (loss)	$ 3.0	$ 2.8	$ (2.2)	$ 8.9	$ 12.6	$ 9.2	$ 17.2	$ 8.2
Non-cash changes	(2.6)	17.2	12.2	35.4	62.2	(5.0)	11.5	23.8
Changes in primary working capital components:								
Trade accounts and notes receivable	(21.8)	(2.1)	25.8	(29.2)	(27.3)	(19.4)	0.0	16.1
Inventories	0.4	(0.6)	(0.0)	(0.4)	(0.7)	(17.1)	3.7	(12.3)
Accounts payable	2.7	(1.2)	(15.6)	15.2	1.1	1.7	(1.1)	(0.3)
Cash provided by (used in) operating activities	**(18.4)**	**16.1**	**20.2**	**29.8**	**47.7**	**(30.6)**	**31.3**	**35.6**
Purchases of property and equipment	(1.5)	(1.2)	(1.3)	(3.7)	(7.7)	(2.6)	(2.4)	(1.9)
Proceeds from sale of assets	0.4	5.7	0.7	3.1	9.8	0.8	0.5	1.9
Purchase of financial instruments	-	-	-	-	-	-	-	-
Acquisitions of businesses, net of cash acquired	-	(0.9)	(82.9)	(29.9)	(113.6)	(23.3)	(112.3)	(6.0)
Cash (used in) provided by investing activities	**(1.0)**	**3.6**	**(83.5)**	**(30.5)**	**(111.4)**	**(25.0)**	**(114.3)**	**(6.0)**
Cash provided by (used in) financing activities	**20.3**	**(23.5)**	**61.3**	**12.4**	**70.5**	**46.4**	**89.5**	**(35.4)**
Increase (decrease) in cash and cash equivalents	0.9	(3.8)	(2.0)	11.7	6.8	(9.2)	6.6	(5.8)
Balance, beginning of period	12.3	13.2	9.4	7.4	12.3	19.1	9.8	16.4
Balance, end of period	**$ 13.2**	**$ 9.4**	**$ 7.4**	**$ 19.1**	**$ 19.1**	**$ 9.8**	**$ 16.4**	**$ 10.6**
Supplemental cash flow disclosures:								
Cash paid for income taxes	$ 4.5	$ 9.7	$ 8.0	$ 3.9	$ 26.1	$ 6.5	$ 24.3	$ 9.0
Cash paid for interest	$ 7.9	$ 8.6	$ 8.3	$ 9.8	$ 34.6	$ 6.6	$ 6.6	$ 6.9

GMS GYPSUM MANAGEMENT & SUPPLY

16

SG&A Adjustments Table GAAP SG&A Reconciliation Commentary Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities Represents one-time costs related to the IPO and acquisitions paid to third party advisors Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May 17 (Unaudited) ($ in millions) 1Q16 2Q16 3Q16 4Q16 FY2016 1Q17 2Q17 3Q17 SG&A - Reported 110.2 $ 114.4 $ 112.2 $ 133.2 $ 470.0 $ 135.1 $ 149.8 $ 147.3 $ Adjustments Stock appreciation rights expense (benefit) (A) (0.6) (0.7) (0.3) (0.4) (2.0) 0.1 0.1 0.5 Redeemable noncontrolling interests (B) (0.6) (0.5) (0.2) 0.3 (0.9) (0.3) (2.5) (0.3) Equity-based compensation (C) (0.5) (0.9) (0.7) (0.6) (2.7) (0.7) (0.7) (0.6) Severance and other permitted costs (D) (0.6) (0.8) (0.1) (0.1) (1.6) (0.1) (0.1) (0.1) Transaction costs (acquisition and other) (E) (0.4) (1.3) (1.1) (0.9) (3.8) (0.7) (1.8) (0.6) Loss (gain) on disposal of assets 0.0 (0.3) 0.2 0.7 0.6 0.2 (0.1) 0.1 AEA management fee (F) (0.6) (0.6) (0.6) (0.6) (2.2) (0.2) - - SG&A - Adjusted 107.1 $ 109.3 $ 109.5 $ 131.6 $ 457.6 $ 133.4 $ 144.7 $ 146.4 $

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